UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 23, 2012
(Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

    On May 23, 2012, Hewlett-Packard Company (“HP”) issued a press release relating to its fiscal quarter ended April 30, 2012 entitled “HP Reports Second Quarter 2012 Results.” The text of this press release, with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information, is furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), solely as a result of being included in Exhibit 99.1.

    HP’s GAAP consolidated condensed statements of earnings for the three and six months ended April 30, 2012, HP's GAAP consolidated condensed balance sheet as of April 30, 2012, and certain segment financial results for the three and six months ended April 30, 2012 also are filed herewith as Exhibit 99.2. The information in Exhibit 99.2 is filed for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act.

    To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share, gross cash and free cash flow. HP also provides forecasts of non-GAAP diluted earnings per share. A reconciliation of the adjustments to GAAP results for HP’s fiscal quarter ended April 30, 2012 and prior periods is included in the tables that are a part of Exhibit 99.1. In addition, an explanation of the ways in which HP management uses these non-GAAP measures to evaluate its business, the substance behind HP management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP management compensates for those limitations, and the substantive reasons why HP management believes that these non-GAAP measures provide useful information to investors is included under “Use of Non-GAAP Financial Information” in Exhibit 99.1. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net earnings, diluted earnings per share, cash and cash equivalents or cash flow from operations prepared in accordance with GAAP.

Item 2.05	Costs Associated with Exit or Disposal Activities.

    On May 23, 2012, the HP Board of Directors approved a restructuring plan designed to simplify business processes, accelerate innovation and deliver better results for customers, employees and stockholders.  HP expects that the restructuring plan will be implemented through the end of HP’s 2014 fiscal year and will include changes to the company’s workforce as well as cost savings from supply chain optimization, stock keeping unit and platform rationalization, real estate consolidation, go-to-market strategy simplification and business process improvements.

    As part of the restructuring plan, HP expects approximately 27,000 employees, or approximately 8% of the company’s workforce as of October 31, 2011, to exit the company by the end of fiscal 2014, with a portion of those employees exiting the company as part of a voluntary early retirement program for U.S. employees whose combined age and years of service exceed certain levels.  The total number of employees ultimately affected will be impacted by the number of employees that opt to participate in the early retirement program. The changes to HP’s workforce will vary by country, based on local legal requirements and consultations with employee works councils and other employee representatives, as appropriate.

    In connection with the restructuring plan, HP expects to record aggregate pre-tax charges of approximately $3.5 billion through the end of HP’s 2014 fiscal year beginning in the third quarter of HP’s 2012 fiscal year.  Of that amount, HP expects approximately $3.0 billion to relate to the workforce reductions and approximately $0.5 billion to relate to other items, including data center and real estate consolidation.  HP expects approximately $2.7 billion of those aggregate pre-tax charges to result in cash expenditures during the term of the plan.  HP expects to amend its U.S. pension plans to facilitate the funding of a portion of the cash expenditures using available U.S. pension plan assets.

Item 2.06	Material Impairments.

    In May, 2012, HP committed to a change in its personal computer branding strategy.  As a result, HP has commenced an asset impairment analysis to determine the current value of the “Compaq” trade name acquired in 2002.  Based on the preliminary results of that analysis, on May 23, 2012, HP reached a preliminary conclusion that it expects to record an impairment charge of up to approximately $1.2 billion in its third fiscal quarter.  HP does not expect the impairment charge to result in any future cash expenditures.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1
Text of HP’s press release relating to its fiscal quarter ended April 30, 2012 entitled “HP Reports Second Quarter 2012 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, segment financial results, statements of business unit revenue and certain additional financial information (furnished herewith).

Exhibit 99.2
HP’s GAAP consolidated condensed statements of earnings for the three and six months ended April 30, 2012, HP’s GAAP consolidated condensed balance sheet as of April 30, 2012, and segment financial results for the three and six months ended April 30, 2012 (filed herewith).

    This Current Report on Form 8-K contains forward-looking statements that involve risks, uncertainties and assumptions.  If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any forecasts or projections of the extent or timing of cost savings, charges, use of cost savings, revenue or profitability improvements, or other financial items; any statements of the plans, strategies and objectives of management for future operations, including the timing and execution of cost reduction programs, restructuring plans, retirement programs and the number of employees impacted by such plans and programs; any statements concerning HP's expected competitive position or performance; any statements regarding anticipated operational and financial results; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  Risks, uncertainties and assumptions include the timing and execution of cost reduction programs, restructuring plans and retirement programs; employee management issues and negotiations with works councils and employee representatives; estimates and assumptions related to the cost of exiting employees and pension and other post-retirement costs; the competitive pressures faced by HP’s businesses; the development and transition of new products and services (and the enhancement of existing products and services) to meet customer needs and respond to emerging technological trends; and other risks that are described in HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2012 and HP’s other filings with the Securities and Exchange Commission, including HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2011. HP assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: May 23, 2012	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1
Text of HP’s press release relating to its fiscal quarter ended April 30, 2012 entitled “HP Reports Second Quarter 2012 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, segment financial results, statements of business unit revenue and certain additional financial information (furnished herewith).

Exhibit 99.2
HP’s GAAP consolidated condensed statements of earnings for the three and six months ended April 30, 2012, HP’s GAAP consolidated condensed balance sheet as of April 30, 2012, and segment financial results for the three and six months ended April 30, 2012 (filed herewith).